UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2008
___________

BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	20-2902156 (I.R.S. Employer Identification Number)
16217 North May Avenue Edmond, OK (Address of principal executive offices)		73013 (Zip code)
(405) 242-4444 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On September 10, 2008, Bronco Drilling Company, Inc. (the “Company”) and Larry Bartlett mutually terminated Mr. Bartlett’s employment with the Company as Senior Vice President of Rig Operations, effective immediately.  As a consequence of his resignation, Mr. Bartlett is entitled to receive certain benefits under his employment agreement that are described under “Compensation Discussion and Analysis - Employment Agreements” in the Company’s Annual Report on Form 10-K/A filed with Securities and Exchange Commission on April 29, 2008.  Mark Dubberstein, President of the Company, will assume Mr. Bartlett’s responsibilities.

(d)           On September 11, 2008, the Board of Directors (the “Board”) of the Company appointed David W. House as a new independent director of the Board, effective immediately.  Mr. House will serve until the next annual meeting of the Company’s stockholders or until his successor is elected or qualified, or if earlier, until his death, resignation or removal.  As of the date of this filing, Mr. House has not yet been appointed to any committees of the Company’s Board.

Mr. House served as the President of Primary Natural Resources, Inc. from 2004 to 2008, and as the Chief Financial Officer of Primary Natural Resources, Inc. from 2000 to 2003.  From 1996 to 2000, Mr. House served as Senior Vice President of El Paso Corporation's Mid-Continent Gas Group. From 1979 to 1996, Mr. House served in various positions with Samson Resources Company ("Samson"), including Vice President of Adminstration and President of Premier Gas Company, a wholly owned subsidiary of Samson. Mr. House previously served as an auditor with Arthur Young & Co., received a Bachelor of Science degree in Accounting from Harding University and is a licensed Certified Public Accountant.

As a non-employee director, Mr. House will receive the same compensation paid to other non-employee directors of the Company in accordance with the policies and procedures approved by the Board for non-employee directors.

There are no arrangements or understandings between Mr. House and any other persons pursuant to which Mr. House was selected as a director.  There are no transactions, or proposed transactions, during the past two years with the Company to which either Mr. House was or is to be a party, in which Mr. House, or any member of his immediate family, has a direct or indirect material interest.

Item 7.01.  Regulation FD Disclosure.

On September 12, 2008, the Company issued a press release announcing the date of its 2008 Annual Stockholders’ Meeting.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated as of September 12, 2008

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: September 12, 2008	By: /s/ ZACHARY M. GRAVES Zachary M. Graves Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated as of September 12, 2008